ACQUISITIONS AND OTHER SIGNIFICANT TRANSACTIONS	12 Months Ended
Jun. 30, 2024
ACQUISITIONS AND OTHER SIGNIFICANT TRANSACTIONS
ACQUISITIONS AND OTHER SIGNIFICANT TRANSACTIONS

6.    ACQUISITIONS AND OTHER SIGNIFICANT TRANSACTIONS

Pro Farm Group, Inc

On July 12, 2022, we announced the closing of the merger (the “Pro Farm Merger”) with Pro Farm Group, Inc. (formerly Marrone Bio Innovations Inc.), pursuant to the Agreement and Plan of Merger (the “Merger Agreement”) dated March 16, 2022, among us, BCS Merger Sub, Inc., a wholly owned subsidiary of Bioceres, and Pro Farm Group, Inc. Upon the closing of the Pro Farm Merger, Pro Farm Group, Inc. became a wholly owned subsidiary of Bioceres and each share of Pro Farm Group, Inc. common stock was exchanged for our ordinary shares at a fixed exchange ratio of 0.088.

Pro Farm Group, Inc. leads the movement to environmentally sustainable farming practices through the discovery, development and sale of innovative biological products for crop protection, crop health and crop nutrition. The company’s commercial products are sold globally and supported by more than 343 patents and patent applications. Pro Farm Group, Inc. develops novel, environmentally sound solutions for agriculture using proprietary technologies to isolate and screen naturally occurring microorganisms and plant extracts.

The combined company has a diverse customer base, product portfolio and geographic reach across a wide range of crops, positioned to serve the massive market opportunity emerging from the bio-reduction and replacement of chemical ag inputs. The merger combines our expertise in bionutrition and seed care products with Pro Farm Group’s leadership in the development of biological crop protection and plant health solutions, creating a global leader in the development and commercialization of sustainable agricultural solutions.

The consideration of payment was measured at fair value, which was calculated as the sum of the acquisition-date fair values of the assets transferred, and the liabilities incurred.

Consideration of payment (amounts in thousands of dollars):

Shares issued	154,795
Assumed RSU & Stock options	1,620
Cash payment	29
Total consideration	156,444

Assets acquired and liabilities assumed (amounts in thousands of dollars):

Net assets incorporated

Cash and cash equivalents	4,402
Trade receivables	6,855
Other receivables	1,423
Inventories	11,183
Property, plant and equipment	12,607
Right of use assets, net	3,005
Intangible assets	17,766
Restricted cash	1,560
Other assets	683
Trade and other payables	(22,653)
Lease liabilities	(3,245)
Borrowings	(25,586)
Other liabilities	(857)

Revaluation of existing assets

Property, plant and equipment	494
Intangible assets	79,053
Deferred tax	(6,336)

Total net assets identified	80,354

Goodwill	76,090

Total consideration	156,444

Goodwill is not expected to be deductible for tax purposes.

The amounts of revenue and net profit of the acquiree since the merger date included in the consolidated statement of comprehensive income for the year ended June 30, 2023, were $42.3 million and $5.4 million, respectively.

The pro forma revenue and net profit of the combined entity for the year ended June 30, 2023 as though the date for the merger had been as of the beginning of the reporting period amount to $42.6 million and $3.1 million, respectively.

Syngenta Seedcare Agreement

On September 12, 2022, we entered into a ten-year Exclusive Global Distribution Agreement with Syngenta Crop Protection AG (“Syngenta”), pursuant to which Syngenta will be the exclusive global distributor of certain of our biological solutions for seed care applications (the “Agreement”). Products included within the scope of the Agreement include nitrogen-fixing Rhizobia seed treatment solutions (inoculants), and other biological seed and soil treatment solutions. We have retained global rights for the use of products for HB4® crops; and, in the United States, Syngenta rights are non-exclusive for upstream applications. Pro Farm’s biological solutions are not included within the scope of the Agreement. On October 6, 2022, Syngenta made an upfront payment of $50 million as consideration under the Agreement. Concurrently with the Agreement, we entered into an R&D Collaboration Agreement and a Supply Agreement with Syngenta, which are discussed below.

The exclusive commercial collaboration is applicable for all countries, except for Argentina where both parties will continue to work under the existing framework. The Agreement is effective as of January 1, 2023, but its implementation was staggered as we continued distributing our products in certain countries during calendar year 2023. Syngenta will cover all operating expenses incurred in connection with marketing and sales in the exclusive territory.

In addition, concurrently with the Agreement, we entered into a Supply Agreement with Syngenta, whereby we act as the exclusive supplier of the products under the Agreement. The manufactured products will be purchased by Syngenta at a price equivalent to the production cost plus a profit margin, to be agreed upon by the parties in compliance with applicable laws. Consequently, for purposes of complying with transfer pricing regulations, the price to be paid will be a price equivalent to market conditions for an exclusive supply agreement and Syngenta will determine the resale price for end-customers.

Further, we entered into an R&D Collaboration Agreement that establishes a joint R&D program to accelerate the global development and registration of our products pipeline and new solutions for seed treatment, foliar and other applications. Except for “late development products” (as defined in the Agreement) which will be funded by us, funding of the R&D program will be shared between Syngenta and us, with Syngenta contributing up to 70% of the investment. The R&D Collaboration Agreement falls within the provisions of IFRS 11, as a joint operation agreement, based on the contractual rights and obligations of each party. We recognize our direct right to and share of any jointly held or incurred: assets, liabilities, revenues and expenses. The R&D activities relating to “late development products,” the cost of which will be funded by us, are within the scope of IFRS 15.

In accordance with IFRS 15, we have determined three performance obligations which are distinct from each other: (i) licensing of intellectual property rights; (ii) manufacturing; and (iii) R&D services. The license, the manufacturing and R&D services are not inputs to a combined item and they are separately identifiable. Syngenta can benefit from the license together with readily available resources other than the manufacturing and R&D services. The manufacturing process used to produce the products and R&D services are not unique or specialized and several other entities can also manufacture the product and provide the services to Syngenta.

(i) Licensing of biological intellectual property rights

We identified a right to use license of intellectual property rights, which relates to biological products, such as patents, inventions, information, data (including registration data), know-how, among others. The license granted has significant independent functionality and it is not expected that we will undertake activities that significantly affect the intellectual property to which Syngenta has rights, and Syngenta will benefit from such intellectual property rights, as available, from the effective date.

To determine the suitable method for estimating the standalone selling price of the license, we considered that the license has no observable price. Therefore, we determined that the residual approach should be applied as the standalone selling price for the license is highly uncertain. We have not yet licensed such rights to other third parties and have not yet established a price for such license. The residual approach involves estimating a standalone selling price for the remaining goods or services by deducting from the total transaction price the sum of the estimated or observable standalone selling prices of other goods and services in the contract. The standalone selling price for the license was estimated based on the residual approach given that the remaining good and services in the Agreement are sold at estimated or observable standalone selling prices.

Furthermore, the intellectual property license, pursuant to which we have assigned the right of use intellectual property rights, has a variable consideration component, which is calculated as 30% to 50% (depending on the years and territories) of the gross margin (calculated as revenue that Syngenta obtains from the commercialization of biological products, less the cost of sale of such biological products).

The transaction price includes fixed and variable consideration components. The fixed consideration amounts to $48.6 million (from the upfront fee mentioned above) and relates to the stand-alone selling price of the license, and the variable consideration corresponds to 30% to 50% of the gross profits from the sale of licensed products.

As a right-of-use license, revenue is recognized when Syngenta has the right to use and benefit from such license. The amount of the upfront fee calculated in consideration for the transfer of the promised license was recognized according to the relevant territories. $32.9 million was recognized as revenue in January 2023 relating to the countries where Syngenta may use the license for existing products, and $15.7 million related to the remaining territories was recognized as revenue in January 2024. We estimated the split based on gross margin projections for the products in the relevant territories.

For the variable consideration component, we will apply the exception for sales-based royalties. Sales-based royalties are recognized when the sale occurs. We use information periodically provided by Syngenta for our estimates.

(ii) Manufacturing

This performance obligation is satisfied at a point in time when control of the products is transferred to Syngenta. This performance obligation includes the right to use the commercial name of the products and is remunerated as part of the sale of such products. Syngenta may only use our trademark when selling our products pursuant to the Exclusive Global Distribution Agreement.

(iii) R&D Services

We recognize revenue by reference to the stage of completion of R&D services at the end of the reporting period that is determined by our staff and is previously agreed with Syngenta. The stage of completion for services is determined according to the execution of the performed tasks listed in the respective service work plan. Each service has a detailed technical work plan which lists all activities and tasks to be performed.

The Agreement has a “Clawback” clause, pursuant to which we shall pay a penalty to Syngenta, in the event of certain breaches or events. The termination events that would trigger the payment of a penalty are under our control as they relate to our unilateral decision to terminate the Exclusive Global Distribution Agreement or a decision to sell our biological products business. Considering that there is no past event that would trigger the recognition of a liability, and that such decisions are under our control, no accounting impact has been recognized for such clauses.

Natal Agro S.R.L.

On June 10, 2024, we acquired a controlling interest in Natal, an Argentine company that breeds and develops corn varieties. The interest acquired is represented by a total of 116,225 shares of AR$ 10 nominal value each, representing 51% of equity and voting interest.

The consideration for the acquisition was $0.22 million in cash and the commitment to carrying out, at our own expense, the regulatory activities for HB4 corn to obtain authorization for its commercialization in Argentina, and the regulatory activities for HB4 corn in Brazil, once the commercialization strategy of HB4 corn in Brazil has been defined by the Company.

Fair value of the consideration of payment (amounts in thousands of dollars)

Cash payment	215
Regulatory activities	1,120
Total consideration	1,335

The consideration of payment was measured at fair value, which was calculated as the sum of cash paid and the acquisition‑date fair values of the regulatory services to be provided. The fair values measured were based on discounting future cash flow using market discount rates. The difference between fair value and nominal value of consideration will be recognized as finance cost over the period the consideration will be paid.

Assets acquired, liabilities assumed, and non-controlling interest recognized (amounts in thousands of dollars)

Net assets incorporated

Cash and cash equivalents	253
Other financial assets	74
Trade receivables	596
Other receivables	289
Income and minimum presumed recoverable income taxes	20
Inventories	4,031
Property, plant and equipment	817
Intangible assets	122
Right of use asset	169
Trade and other payables	(2,303)
Borrowings	(743)
Employee benefits and social security	(23)
Deferred revenue and advances from customers	(3)
Provisions for contingencies	(356)
Lease liabilities	(169)
Deferred tax liabilities	(501)
Total net assets identified	2,273

Non-controlling interest	(1,114)

Goodwill	176

Total consideration	1,335

Goodwill is not expected to be deductible for tax purposes.

Non-controlling interest was measured at the present ownership instruments’ proportionate share in the recognized amounts of the acquiree’s identifiable net assets.

Due to the acquisition closing at the end of the fiscal year and time constraints, as of the date these financial statements were authorized for issuance, the fair value determination of the acquired assets, mainly intangibles, and assumed liabilities of Natal has not been finalized. The figures above are provisional and may be subject to measurement period adjustment.

The amounts of revenue and profit or loss of the acquiree since the acquisition date included in the consolidated statement of comprehensive income for year ended June 30, 2024, were $0.75 million and $0.09 million, respectively. The revenue and profit or loss of the combined entity for year ended June 30, 2024 as though the acquisition date for the business combination had been as of the beginning of the annual reporting period amount to $3.05 million and $(0.26) million, respectively.